PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
Exhibit 10.11
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YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
PUBLISHER NETWORK
PUBLISHER: NAMEMEDIA, INC. PUBLISHER TAX ID: 20-2353759 Start Date: The latter date of either OSI’s or Publisher’s signature, End Date: Two (2) years from the Start Date This Agreement terminates and supersedes the Term Sheet # 1-6252597, as amended, between Overture Services, Inc. and Overture Search Services (Ireland) Limited, on the one hand, and NameMedia, Inc., on the other hand. This Agreement will automatically renew for additional six (6) month periods unless either party gives notice of non-renewal at least forty five (45) days before the expiration of the current term. Publisher’s Offerings: Syndicated Sites (as defined in Attachment C) Links and Results: E! Domain Match Link: Domain Match Results Implementation: As shown in Attachment A and as described in this SO and Attachments Hyperlinks: Max Queries per Second: 250 Domain Match Results: Minimum Above the Fold: 4 (provided that the requirement is reduced to 3 solely in the event Publisher displays its own Comparable Results on a Domain Results Page) Publisher will use commercially reasonable efforts to launch the services within ten (10) business days of receiving the production feed from Overture. Compensation: Overture will pay Publisher for Domain Match Results on Syndicated Sites: A.In the United States: [***]% of Gross Revenue. B.In all countries in the Territory excluding the United States: [***]% of Gross Revenue. Non-Disclosure Agreement (“NDA”) effective date: April 1, 2005 Notices will be delivered in accordance with Section 22 of Attachment B to: NAMEMEDIA, INC.YAHOO! SEARCH MARKETING 230 Third Avenue, First Floor, Waltham, MA 02451 Attn: General Counsel Fax: 781 839 2801 3333 W. Empire Avenue, Burbank, CA 91504 Attn: General Counsel Fax: 818 524 3001 OVERTURE SEARCH SERVICES (IRELAND) LIMITED First Floor, Fitzwilton House, Wilton Place, Dublin 2, Ireland Attn: Legal Fax: 44 20 7131 1775
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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
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YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
Publisher, OSI and OSSIL agree to this Service Order and all Attachments.

Signed:

NAMEMEDIA, INC. (“Publisher”)		OVERTURE SERVICES, INC., doing business as YAHOO! SEARCH MARKETING (“OSI”)

By:	/s/ Kelly P. Conlin	By:	/s/ Scott Bushman

Name:	Kelly P. Conlin	Name:	Scott Bushman

Title:	CEO	Title:	Senior Director BD

OVERTURE SEARCH SERVICES (IRELAND) LIMITED (“OSSIL”)

By:

Name:

Title:

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
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YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
ATTACHMENT A
IMPLEMENTATION REQUIREMENTS
The following requirements apply to all Links and Results shown in the SO for Publisher’s Offerings. Any provisions concerning Links and Results not explicitly listed in the SO do not apply to Publisher, OSI is solely responsible for the Overture rights, obligations and duties described under this Agreement for the markets included as part of the Territory within the Americas and OSSIL is solely responsible for the Overture rights, obligations and duties described under this Agreement for the markets included as part of the Territory outside of the Americas. The use of the term “Overture” throughout this Agreement shall refer to OSI in relation to the markets included as part of the Territory within the Americas and shall refer to OSSIL in relation to all markets included as part of the Territory outside of the Americas.
A.	Requirements for all Links, Queries and Results

1.	Publisher will implement the Links and Results as depicted in the mockups or as otherwise provided in this Agreement, which shall be subject to change and modification by the Publisher at any time. In the event Publisher changes or modifies the web pages displaying Links or Results as shown in the mockups including but not limited to margins, text size, color, font, shading/background, spacing, blank areas, content categories, number of listings, section and placement on the page (top to bottom and left to right) in a way that materially and negatively affects the prominence of the Links or Results, such that the monthly click through rate (“CTR”) for all Publisher’s Offerings decreases by more than [***]% [***] Publisher’s Offerings (“Base CTR”) then Publisher shall promptly (but in no event later than five (5) business days after notice from Overture) take such reasonable actions on the web pages for such Publisher’s Offerings reasonably necessary to return the CTR to the Base CTR, The parties agree that this provision will not apply in any month in which (a) Overture changes a material characteristic of the Links or Results, (b) Publisher provides written notice to Overture that includes evidence that [***] has caused the CTR for specific Publisher’s Offerings to affect the CTR for Publisher’s Offerings, (c) Overture requests that Publisher change or modify the web pages displaying the Links or Results, or (d) Publisher makes such changes or modifications (i) in order to comply with law or a government regulation, or (ii) as reasonably determined by Publisher to be necessary to reduce the legal risk to Publisher relating to the display of Links or Results.

2.	Publisher will display the labels and headings shown in the mockups (or any labels, headings or notices provided by Overture or required by law), with a nearby prominent link to a webpage that explains in language mutually agreed upon by the parties that certain Results are sponsored advertising, which may include “paid listings” or “sponsored results.” Overture reserves the right to include links within the Paid Results to further clarify the sponsored nature of the Paid Results to reduce risk to Overture; provided that such links are implemented on a system-wide network basis and that such links are not included for marketing or advertising Overture’s products or services or other similar purposes unrelated to reducing Overture’s risk associated with the display of the Paid Results.

3.	Publisher will display all Paid Search Results, Hyperlink Results, Domain Match Results and Web Search Results on the next webpage displayed to a user after a Query, with no interstitial content, at the same time as it displays the other content on that webpage.

4.	Publisher will not cache Results.

5.	Publisher will display Results contiguously, in the order provided by Overture, without any other content between the individual Results; provided however that Publisher may display its own Comparable Results after the first three (3) Domain Match Results on a Domain Results Page.

6.	Publisher will not truncate the full titles, descriptions and URLs provided by Overture and will not modify any part of the Results. Publisher will display Results in the language provided by Overture.

7.	Publisher will include the Links on each Publisher’s Offering as described in the
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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
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YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
Agreement, subject to Section 3 of Attachment B. Publisher will not request Results by any means except the Links and will not place Links on any software application or email except for the Publisher’s Offerings listed in the SO, subject to Attachment B, Section 4. Publisher will use commercially reasonable efforts to enable its users having IP addresses within the Territory that access Publisher’s Offerings to access and use the Links and Results and to deliver Queries to Overture when a user having an IP address within the Territory uses a Domain Match Link.
B.	Additional Requirements for Hyperlinks

1.	Publisher will allow the Hyperlinks to send Overture a Query each time that a user uses a Hyperlink. Overture reserves the right to require Publisher to remove Hyperlinks from any webpage or to stop using any particular keyword in association with the Links or Results for a particular Publisher’s Offering for any reason upon notice to Publisher, subject to Attachment B, Section 8 below.

2.	Publisher will not exceed the Max Queries per Second. If Publisher exceeds the Max Queries per Second, Overture shall notify Publisher and may suspend services after 24 hours notice until the number of Queries per Second drops below the Max Queries per Second.

3.	Publisher will display Domain Match Results and/or Hyperlinks at the same time as it displays the other results on a webpage.

C.	Additional Requirements for Paid Search and/or Web Search

1.	Publisher may implement the Search Box on all pages within Publisher’s Offerings; provided that in the event Overture receives a complaint from one or more of its Advertisers concerning the lack of a Search Box on a webpage for a Publisher’s Offering and provides written notice, including the nature of the complaint as it relates to the Publisher’s Offering, to Publisher, then Publisher will add a Search Box to the webpage that is the subject of the complaint.

D.	Pop Under Windows.

1.	Publisher may provide Landing Pages for display in Pop Under Windows. Each Pop Under Window containing a Landing Page will conform to the mock-up included below. For clarity, Publisher agrees that Paid Results may not appear in Pop Under Windows.
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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
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YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
MOCKUPS
To be mutually agreed upon by the parties within five (5) business days of the Start Date.
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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
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     YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
ATTACHMENT B – TERMS AND CONDITIONS
The parties agree to the following:
The parties’ agreement consists of the Service Order, Attachment A, Attachment B, Attachment C and the NDA (“Agreement”).
1. License. During the Term and subject to Publisher’s compliance with this Agreement, except as expressly provided under this Agreement, Overture grants to Publisher a limited, non-exclusive, non-assignable, non-transferable, non-sublicensable, royalty-free license to use and display the Links and the Results on Publisher’s Offerings, solely for the purposes contemplated in this Agreement. The above license includes the limited right to use and reproduce the software code and/or URLs that allow Publisher to create Links and receive Results. For the avoidance of doubt, any assignment by Publisher of this Agreement permitted under Section 24 below shall include the license set forth in this Section 1.
2. Services. Overture will use commercially reasonable efforts to respond to Queries by delivering Results or a response that no Results are being delivered. Overture will determine the number of Results provided for each Query. Overture will ensure 99.5% Availability as measured by Overture and verified by Publisher. In addition, the Aggregate Response Time for Domain Match Results will not exceed a monthly average of 1,100 milliseconds for 95% of all Queries, as measured and reported monthly by Overture production query logs and verified by Publisher. In the event of discrepancies between these two sources, Publisher and Overture will work together to determine the root cause of such discrepancy.
3. Publisher’s Offerings.
(a) This Agreement applies to the top-level domains of any Syndicated Sites (including successor sites) and the web pages within those Syndicated Sites for which Domain Match Results or Comparable Results are displayed for users with IP addresses within the Territory.
(b) Notwithstanding anything to the contrary contained in the Agreement and subject to the penultimate sentence of this Section 3(b), Publisher shall have the right during the Term of the Agreement to monetize [***]. In the event that Publisher [***] pursuant to this Section 3(b), Publisher shall [***]. Overture shall [***] to provide Publisher with [***] to Publisher for [***] a period of [***] days the [***] of [***]. If Overture and Publisher [***], the parties will amend the Agreement to [***]. If Overture (i) [***] the [***], (ii) [***] to provide [***] with a [***] to [***], or (iii) [***], but [***] to [***] on the [***], then Publisher [***] for [***] shall not be considered [***] and as such shall not [***] . Notwithstanding the foregoing, in no instance shall Publisher’s [***] of [***] pursuant to this Section 3(b) [***] for this Agreement. Further, in the [***] does not [***] to [***] to [***], then [***] of a [***] on any [***] must [***].
4. Right of First Negotiation for Mapped Domains/ Additional Overture Products.
(a) Overture shall have the exclusive right of first negotiation to be the exclusive third party source of [***]

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     YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
; provided that the [***] is not subject to an existing agreement with a third party provider of [***] substantially similar to [***], the terms of which would be breached by Publisher if Publisher were to enter into an agreement with Overture to provide [***] substantially similar to [***] thereto (“Existing Agreement”) in which case Publisher shall not be obligated to offer Overture the exclusive opportunity to provide such services. If a [***] is subject to an Existing Agreement, Publisher agrees to (i) terminate the Existing Agreement if permitted by the terms of the Existing Agreement without penalty to the Publisher and (ii) not renew, nor extend the term of, the Existing Agreement in any event. If a [***] is not subject to an Existing Agreement, Publisher shall notify Overture in writing of such, and Overture shall have fifteen (15) business days from receipt of such written notice to provide Publisher with a written response to Publisher’s offer to provide such services. In the event that Overture accepts the offer, the parties shall negotiate in good faith for a period of thirty (30) days the terms and conditions of Overture providing services to the [***]. For the avoidance of doubt, it is understood and agreed that if Overture and Publisher agree that Overture shall provide [***] and [***] on a [***], (1) Overture shall be the exclusive provider of [***] on said [***] and (2) the following financial terms shall apply to the [***]: (i) Overture agrees to guarantee Publisher a [***] paid to Overture [***] (“[***]”) of [***] (the “ [***]”) and (ii) in the event that the [***] falls below [***] then the [***] for the [***] will be increased to up to [***] ([***]) [***] in order to attain the [***]. For clarity, if and when the [***] is reached, Publisher will receive the [***] amount for the particular country in the Territory as set forth on page one (1) of the Service Order. In the event that Overture (a) declines the offer, (b) fails to provide Publisher with a written response to such offer within fifteen (15) business days, or (c) accepts the offer, but fails to reach an agreement on the terms and conditions of Overture providing [***] and [***] to the [***] during the thirty (30) day period, Publisher shall have the option of entering into an arrangement or agreement with a third party solely to provide [***] solely to the [***] previously offered. If Overture and Publisher reach an agreement on the [***], the parties will amend the Agreement to include such [***]. For clarity, the parties agree that (i) any additional domains [***] in the [***] by Publisher after the Start Date are automatically included in the definition of [***] and (ii) Overture shall have the exclusive right of first negotiation to be the exclusive source of [***] substantially similar to [***] on said additional domains, provided they are not subject to an Existing Agreement.
(b) Publisher will promptly notify Overture in writing in the event that Publisher intends, on Publisher’s Offerings, to [***] or [***], or permit a third party to [***], [***] from a Named Company other than [***] (“Named Company Products”) that are [***] to those [***] to [***] from [***] or an [***] (“Additional Overture Products”). Overture shall have fifteen (15) business days from receipt of Publisher’s written notification to provide Publisher with a written response that it wishes to be the exclusive source of such [***] on [***]. The parties will then negotiate for a period of thirty (30) days the terms and conditions of Overture providing the [***] to [***]. If Overture and Publisher reach an agreement on [***] for [***], the parties will amend the SO to include such [***] for such [***]. If Overture (i) declines the offer, (ii) fails to provide Publisher with a written response to such offer within fifteen (15) business days, or (iii) accepts the offer, but fails to reach an agreement on the terms and conditions of Overture providing the [***] to the [***], then Publisher may obtain the Named Company Products from a Named Company other than [***]. For purposes hereof, Additional Overture Products shall not include (1) those products and services currently offered [***] and (2) [***], and [***]. For clarity, nothing contained herein is intended to limit Overture’s exclusive right of first negotiation in Section 4(a) or Overture’s exclusivity in Section 8 of this Attachment B.
(c) This Agreement shall not prohibit, Publisher from entering into direct relationships

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     YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
with any advertiser, regardless of whether such relationship includes Comparable Results, subject to the provisions of Attachment A,
Section A(1).
(d) Notwithstanding the foregoing, Publisher may use a Named Company for any services for users having IP addresses outside of the Territory.
5. Compensation. “Gross Revenue” means the amount earned by Overture solely from the Paid Results shown on Publisher’s Offerings. Gross Revenue is calculated and payment is made to Publisher net of any taxes Overture is required to collect, withhold or pay with respect to such earned amount (except taxes on Overture’s net income) and net of Adjustments and refunds to Advertisers. Overture agrees that the Adjustments shall equal (a) [***]% of Gross Revenue for the United States, and (b) [***]% of Gross Revenue for all countries in the Territory other than the United States. For the avoidance of doubt, Adjustments do not include refunds to Advertisers, which refunds, if any, shall not be used to provide discounts, rebates or marketing allowances to Advertisers.
6. Payment. Overture will pay Publisher within 30 days after the end of the calendar month in which the relevant Results appeared on Publisher’s Offerings. Payment will be made in US dollars. If Overture’s Advertisers pay Overture in any other currency, Overture will calculate payment using the average exchange rate as published by a nationally recognized source (e.g., Oanda). If the Territory includes countries other than the United States, Publisher acknowledges that payment will only be made after Publisher fulfills Overture’s invoicing requirements. Overture may offset payments by any amounts Publisher owes to Overture, including previous overpayments. Overture may make payments only when Publisher’s balance exceeds US $250.00 (or until termination or expiration of this Agreement). Except as specifically set forth in this Section, Overture will retain all revenues derived from or in connection with its services.
7. Reports. Overture will provide Publisher with a monthly report describing how the payment was determined and will provide Publisher access to preliminary online data on the performance of the Results on Publisher’s Offerings containing at a minimum the information currently provided by Overture to Publisher. Overture agrees to use commercially reasonable efforts to provide such preliminary online data by 9 am (Pacific Time) the following day for at least 80% of the days during a calendar month; provided that such preliminary online data shall be available no later than 2 pm (Pacific Time) such day. The parties agree that upon the existence of a Change of Control of Publisher involving a Named Company, preliminary online data will be limited to Gross Revenue and the number of searches.
8. Exclusivity. On the Publisher’s Offerings, Publisher will ensure that for users with IP addresses within the Territory, Overture is the exclusive third-party source of (a) [***] and (b) [***]. Except as otherwise provided in this Agreement, and solely for users having IP addresses within the Territory, on all Publisher’s Offerings, Publisher will not display or link to, or permit any third party to display, any (i) [***] or (ii) [***]; provided that Publisher may display [***] from Publisher’s [***]. In addition, Publisher will not display or link to, or permit any third party to display, any [***] within the Territory. Publisher agrees that any violation or threatened violation of this Section 8 will cause Overture irreparable harm for which there is no adequate remedy at law with respect to the particular Publisher’s Offering(s) at issue. If Overture requires Publisher to remove all Hyperlinks from the web pages for a particular Publisher’s Offering for any reason or for no reason, such Publisher’s Offering shall no longer be included in the Publisher’s Offerings nor subject to this Section 8.
9. Ownership. As between Overture and Publisher, all right, title and interest in the Links, Results and the Yahoo! trademarks are exclusively owned by Overture, its licensors and/or its Advertisers, and all right, title and interest in Publisher’s Offerings, the Publisher Content and the Publisher trademarks are exclusively owned by Publisher and/or its licensors. Neither party grants any rights other than the limited licenses granted in Section 1 above. Each party reserves any rights not expressly granted and disclaims all implied licenses, including implied licenses to trademarks and patents.
10. Intentionally Deleted.
11. Responsibility for Publisher’s Offerings. Publisher is solely responsible for the ownership, development, maintenance and operation of Publisher’s Offerings and the Publisher Content. Publisher will provide at least five (5) business days’ prior notification to Overture of any material change in the content, design or architecture of

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT; [***] DENOTES OMISSIONS.
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     YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
Publisher’s Offerings that would change the target audience for, or affect the implementation or display of, the Links or the Results to, users having IP addresses in the Territory. If Publisher makes a material change to Publisher’s Offerings that has an adverse affect on Overture as reasonably determined by Overture or if Overture receives one or more material complaints about any Publisher’s Offering (including complaints about the traffic sent to Advertisers from any Publisher’s Offering), then Overture may terminate this Agreement as to the specific Publisher’s Offering that was the subject of the change or complaint, subject to the notice, cure and suspension provisions in Section 19 below. Overture may immediately suspend services for a particular Publisher’s Offering if such Publisher’s Offering is the subject of such material complaints(s) and any of the following factors relating to such Publisher’s Offering is also present: (i) a threatened or initiated third party claim or proceeding against Overture or an Overture Related Party related to such Publisher’s Offering; (ii) a governmental action or investigation with respect to the Publisher’s Offering; (iii) adverse publicity or adverse media attention with respect to the Publisher’s Offering; (iv) or Overture’s reasonable belief that Overture, an Overture Related Party or any Advertiser may incur substantial liability with respect to providing the services to the Publisher’s Offering. Subject to Section 19 below, Overture shall restore service to the affected Publisher’s Offering if and when the complaint(s) are resolved in favor of Publisher or the Affiliate (as applicable). In addition, termination under this Section 11 may be made as to a Publisher’s Offering without opportunity to cure if Overture has provided Publisher notice of termination for the Publisher’s Offering under this Section 11 twice before during any one (1) year period.
12. Traffic Quality. For each Query and each click on a Paid Result, Publisher will provide: (a) the user agent; (b) the full, unencrypted Internet Protocol address of the user; (c) the referring URL (HTTP Referrer); (d) any anonymous user identification ascribed by Publisher, unique cookie or URL tag; and (e) any other data that Overture requests in writing that is used in connection with Overture’s ad serving and quality systems. Publisher will provide this information at the time a Query is sent to Overture and when a user clicks on a Paid Result. For clarity, Overture will not request and Publisher will not share any personally identifiable information with Overture. Additionally, Publisher will utilize the URLs and other source feed indicators designated from time to time by Overture. The parties will cooperate in a commercially reasonable manner to minimize automated, fraudulent or lower quality traffic. Overture will have no obligation to make payments in instances when Publisher has failed to utilize designated source feed indicators correctly. Overture shall determine the validity and quality of all traffic in its reasonable discretion.
13. Confidentiality. For the duration of the Term, the parties’ confidentiality obligations will be governed by the terms of the NDA (dated as of April 1, 2005 and referenced on page one (1) of the SO), which is incorporated into this Agreement by reference.
14. Overture Indemnification. Overture will indemnify, defend and/or settle, and pay damages awarded pursuant to, any third party claim brought against Publisher, which alleges that Overture’s Paid Results infringe any valid trademark or copyright in the Territory; provided that Publisher promptly notifies Overture in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Overture (at Overture’s expense and with Overture’s choice of counsel), and cooperates fully with Overture (at Overture’s request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Overture to perform the foregoing. Overture will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Publisher, without Publisher’s prior consent, which will not be unreasonably withheld.
15. Publisher Indemnification. Publisher will indemnify, defend and/or settle, and pay damages awarded pursuant to, any third party claim brought against Overture, which (a) alleges that Publisher’s Offerings infringe any valid trademark or copyright in the Territory or (b) arises out of Publisher’s modification of the Results in any way or the use of the Results in violation of the Agreement; provided that Overture promptly notifies Publisher in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Publisher (at Publisher’s expense and with Publisher’s choice of counsel), and cooperates fully with Publisher (at Publisher’s request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Publisher to perform the foregoing. Publisher will not enter into any settlement or compromise of any such claim without Overture’s prior consent, which will not be unreasonably withheld.

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     YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER #1-6252597
16. DISCLAIMER OF WARRANTIES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, (A) OVERTURE AND ITS LICENSORS ARE NOT RESPONSIBLE FOR ANY CONTENT PROVIDED HEREUNDER OR FOR ANY SITES THAT CAN BE LINKED TO OR FROM THE RESULTS, (B) PUBLISHER ACKNOWLEDGES THAT OVERTURE’S MARKETPLACES ARE CONTINUOUSLY CHANGING AND THAT OVERTURE RESERVES THE RIGHT TO UPDATE ITS MARKETPLACES, PRODUCTS AND SERVICES, AND (C) EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER PARTY NOR ITS LICENSORS MAKE ANY WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.
17. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY WILL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, AND UNDER WHATEVER CAUSE OF ACTION OR THEORY OF LIABILITY BROUGHT (INCLUDING, WITHOUT LIMITATION, UNDER ANY CONTRACT, NEGLIGENCE OR OTHER TORT THEORY OF LIABILITY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY’S AGGREGATE LIABILITY FOR DIRECT DAMAGES SHALL BE LIMITED TO THE GREATER OF (a) AMOUNTS [***] OR (b) [***] (ASSUMING NO BREACH HAD OCCURRED) FOR THE [***]. IN ADDITION, EACH PARTY’S LIABILITY UNDER THE INDEMNIFICATION PROVISIONS IN SECTIONS 14 AND 15 OF THIS ATTACHMENT B SHALL BE LIMITED TO $[***].
NOTWITHSTANDING THE FOREGOING, THE ABOVE EXCLUSIONS AND LIMITATIONS OF LIABILITY WILL NOT APPLY TO: (i) A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS; or (ii) AN INTENTIONAL BREACH BY PUBLISHER OF ITS EXCLUSIVITY OBLIGATIONS SET FORTH IN SECTION 15(c) ABOVE.
18. Abuse of Services. Unless specifically allowed in this Agreement, Publisher will not authorize or engage in, or engage or enable a third party, on Publisher’s behalf, to do any of the following:
(a) Queries or clicks generated by any automated or fraudulent means
(b) Queries or clicks on Results generated by misleading or incentivized means, including: (i) blind links (where users do not know that they will be performing a Query or clicking on a Result); (ii) pre-populating the Search Box; (iii) Queries or clicks required in order to obtain some benefit or perform another function, such as leaving a webpage or closing a window; (iv) Publisher, its employees, contractors or agents clicking on the Results except in the course of normal individual use; or (v) offering a user any pecuniary or other in kind inducement to search or click on the Results.
(c) Unauthorized implementations, including: (i) use, display, syndication, sublicensing or delivery of the Links, Results or Marks anywhere other than on Publisher’s Offerings (which shall not include the use, display or delivery of links to a Landing Page or a Domain Results Page displayed in connection with Publisher’s Offerings for purposes of advertising or generating traffic to such Publisher’s Offerings); (ii) Links placed on or Queries from or after 404 or other error messages using a downloadable application; (iii) (1) Queries from or the display of Links within pop-over windows, (2) the display of Results within pop over or pop under windows, (3) Queries from, or displays of Results or Links in or through a downloadable application or an email; or (iv) using a software application that is downloaded to a user’s computers to drive traffic to any website on which Links or Results appear unless the application has been expressly approved by the user or approved by Overture;
(d) Sending Queries to Overture from users outside the Territory or masking the IP address of a user by Publisher;
(e) Adding, deleting or changing terms or characters of a Query by anyone other than the user;

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(f) Display of anything (such as pop-up windows or expanding banners) that may obscure any portion of the Links or the Results or stripping, blocking, or filtering Results by any means or in any way preventing or inhibiting the display of Results in whole or in part;
(g) Purchasing traffic with the intent of directing users to web pages where Paid Results are the most prominent page element; or
(h) Installing any program on a user’s computer or replacing a user’s home page, without the user’s express and informed prior consent.
Any search, impression, click or conversion generated in violation of this Section 18 shall not be counted for purposes of calculating any compensation owed to Publisher.
If Publisher violates any provision above, Overture may immediately, suspend services for the particular Publisher’s Offering that is in breach, or upon notice and 48 hours’ opportunity to cure, for this Agreement if a material portion of Publisher’s Offerings are breaching any provision above. If Publisher fails to cure or desist from the breach within 48 hours after Overture informs Publisher of the violation or fails to provide reasonable assurances that there will be no further violations, Overture may (i) remove the particular Publisher’s Offering that is in breach from the Agreement, or (ii) terminate the entire Agreement if a material portion of Publisher’s Offerings remain in breach five (5) business days after notice is given to Publisher, immediately upon notice without liability to Publisher except for any compensation due to Publisher through the date of termination. If Publisher violates the same provision of this Section 18 more than once or any of the provisions of this Section 18 more than twice, Overture may remove the particular Publisher’s Offering from the Agreement or terminate the entire Agreement if a material portion of Publisher’s Offerings are in breach upon notice without providing opportunity to cure. For clarity, the provisions of this Section 18 only apply to the Publisher’s Offerings covered by this Agreement and unauthorized implementations on a Publisher’s Offering described in Section 18(b) are not otherwise subject to the exclusivity provisions of this Agreement, including the provisions governing interactions with Named Companies.
Furthermore, Section 18(b)(i) shall not apply to the use, display or delivery of links to a Landing Page or Domain Results Page displayed in connection with Publisher’s Offerings for purposes of advertising or generating traffic to such Publisher’s Offerings (e.g. Publisher may buy category-relevant ads and/or display ads that link to Landing Pages and Domain Results Pages). For clarity, nothing contained herein shall permit Publisher to purchase traffic with the intent of directing users to web pages where Paid Results are the most prominent page element.
19. Breach/Bankruptcy. Except where this Agreement provides otherwise, either party may terminate this Agreement if the other party fails to cure any material breach of this Agreement within ten (10) business days of notice thereof. When Overture is the non-breaching party, Overture may suspend services to Publisher during the cure period if Overture believes the suspension will prevent harm to Overture or the Overture network. In addition, either party may suspend performance and/or terminate this Agreement if the other party makes any assignment for the benefit of creditors or files or has filed against it any petition under bankruptcy law.
20. Publisher Change of Control/Transfer of Assets.
(a) Overture may, within fourteen (14) days of notice from Publisher of a Change of Control, terminate this Agreement without liability (i) upon thirty (30) days written notice to Publisher upon the existence of a Change of Control of Publisher involving [***]; (ii) upon sixty (60) days written notice to Publisher upon the existence of a Change of Control of Publisher involving a Named Company other than [***]; or (iii) upon ninety (90) days written notice to Publisher involving a non-Named Company.. “Change of Control” means (x) a merger, consolidation or other reorganization of a party to which Publisher is a party, if the individuals and entitles who were stockholders (or partners or members or others that hold an ownership interest) of Publisher immediately prior to the effective date of the transaction have “beneficial ownership” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than eighty percent (80%) of the total combined voting power for election of directors (or their equivalent) of the surviving entity following the effective date of the transaction, (y) acquisition by any entity or group of direct or indirect beneficial ownership in the aggregate of then issued and outstanding securities (or other ownership interests) of Publisher in a single transaction or a series of transactions representing in the aggregate fifty percent (50%) or more of the total combined voting power of Publisher
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(excluding the initial public offering of Publisher’s stock on a national securities exchange), or (z) a sale of all or substantially all of Publisher’s assets.
(b) Publisher will not assign or transfer any of Publisher’s Offerings to any entity wholly or partially owned by, controlled by, or under common control with, Publisher in a way that would affect Publisher’s display of Domain Match Results to users of the Publisher’s Offerings without requiring that entity to enter into one of the following, at Overture’s request: (i) an amendment to this Agreement adding that entity as a party, or (ii) a separate agreement containing terms substantially similar to this Agreement, including but not limited to Section 8 (Exclusivity). Overture will not unreasonably withhold, condition, or delay its consent to such amendment or agreement. For clarity, Publisher retains the right and ability to assign any domains that do not provide, display or link to Domain Match Results or Comparable Results under this Agreement.
21. Conversion Shortfall. If the conversion rate for Publisher’s Offerings (meaning the percentage of users who arrive at an Advertiser’s website after clicking on a Result on Publisher’s Offerings and then perform a specific act e.g., purchase, registration, etc.) for any calendar month is in the [***]% of the average historical conversion rate (based on the trailing three-month average) for all Advertisers tracked by Overture, Overture may notify Publisher of the shortfall. In addition, Overture agrees to notify Publisher as soon as possible after Overture has the conversion rate for Publisher’s Offerings if the conversion rate for Publisher’s Offerings is in the [***]% of the average. Publisher will have sixty (60) days to bring its conversion rate for the Publisher’s Offerings above the [***]% of the average; provided that during such time Overture shall work with and assist Publisher in its efforts to improve the conversion rate. If Publisher fails to cure the shortfall for such Publisher’s Offerings or if Publisher’s conversion rate for such Publisher’s Offerings slips [***]% again, Overture may remove such Publisher’s Offerings from this Agreement, or this Agreement if this Section 20 applies to a material portion of the Publisher’s Offerings, upon ninety (90) days’ written notice to Publisher. Publisher acknowledges that the specific act that constitutes a conversion may vary by Advertiser.
22. Notice. Notice will become effective when delivered: (a) by courier to the address in the SO (established by written verification of personal, certified or registered delivery by courier or postal service); or (b) by fax to the fax number in the SO (established by a transmission report and followed by a copy sent by courier or certified or registered mail). The parties will notify each other of updated addresses and/or fax numbers.
23. PR. No party will issue a press release or other written public statement regarding this Agreement without the other party’s written approval, except that Overture may communicate the general nature of this Agreement to Advertisers and may list Publisher as a Yahoo! publisher. No cure period shall apply to a breach of this Section.
24. Assignment. Overture may assign all or part of this Agreement to an Overture Related Party upon written notice Publisher provided that the Overture Related Party has agreed to the terms of the Agreement. Publisher may not assign any rights or duties under this Agreement without Overture’s written consent; provided, however, that solely in connection with a Change of Control or a sale of substantially all of Publisher’s Offerings, such consent shall not be unreasonably withheld, conditioned or delayed provided such assignment is not to a Named Company. Any assignment without Overture’s consent will be void. Notwithstanding the foregoing, Publisher may assign or transfer this Agreement to a Publisher Related Party upon written notice to Overture so long as the assignee continues to own, control or operate the Publisher’s Offerings.
25. Agreement. Executed counterparts will each be deemed originals. The parties can rely on fax copies of the signed Agreement as if they are originals. Only a written instrument executed by the party expressly waiving compliance may waive any terms of this Agreement. This is the entire agreement between the parties on this subject and it supersedes any other written or verbal agreements on this subject. Amendments must be in writing and signed by an officer of each party. If any part of this Agreement is invalid, the remainder shall remain in force and the invalid portion will be replaced with a valid provision coming closest to the parties’ intent and having like economic effect. Each party will use commercially reasonable efforts to give the other party twenty (20) days written notice of its intent to file this Agreement with the SEC or other regulatory agency and to consult with the other party for the purpose of incorporating reasonable proposed redactions.
26. Law and Venue. This Agreement will be governed by California law, without regard for its conflict of law principles. The parties submit to non-exclusive jurisdiction and venue in the state or
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federal courts of Los Angeles County, California for disputes related to this Agreement.
27. Expiration/Termination. When this Agreement expires or is terminated: all rights and licenses will terminate immediately and Publisher will immediately cease using the Links, Results and Marks; Sections 9, 13-17, 22, 23, 25-27 and 29 of Attachment B, and Sections 8 and 10 of Attachment C will survive; and Publisher will promptly refund to Overture any unearned portion of any payment.
28. Misc. A party will not be liable for failing to perform because of strikes, riots, natural disasters, internet outages, terrorism, government action, or any other cause beyond the party’s reasonable control. The parties are independent contractors, not agents, partners, employees or joint venturers.
29. Definitions.
Above the Fold: visible without scrolling down, right or left, at a screen resolution of 800 x 600.
Ad Code: the JavaScript or other code that initiates a Query when a user goes to an Ad Page.
Adjustments: credit card processing fees, bad debt and charge-backs and commissions or discounts allowed or paid to advertising agencies.
Advertiser: any entity providing advertising content to Overture paid marketplace databases for display as sponsored listings.
Aggregate Response Time: the amount of time (measured in milliseconds) from Overture’s receipt of a Query from Publisher to Overture’s delivery of a Domain Match Result for that Query to Publisher.
Agreement: see preamble in Attachment B.
Algorithmic Results: any response to a search query, keyword or other request served from an index or indexes of data related to Web pages generated, in whole or in part, by the application of an algorithmic search engine.
Availability: [total minutes in the year – (total yearly minutes of unplanned downtime + total yearly minutes of scheduled maintenance downtime) / (total minutes in the year – total yearly minutes scheduled maintenance downtime)], as measured and reported on a calendar month basis.
Bidded Click: a valid click by a human user on a Paid Result displayed on Publisher’s Offerings after transferring from a Link to a Paid Result.
Comparable Results: paid listings that are substantially similar to the Domain Match Results provided under this Agreement,
CTR: the percentage of Domain Results Pages displayed by Publisher to users with IP addresses in the United States that receive a Bidded Click in a month.
Google: Google, Inc. and its subsidiaries and entities under common control.
Hyperlinks: words that are displayed in the form of hyperlinks, that generate a Query for Hyperlink Results when clicked on or used by a user.
Hyperlink Results: the content of Advertisers served from Yahoo! Search Marketing’s paid marketplace databases in response to a Query generated by a Hyperlink, provided for display as text-based sponsored listings. Hyperlink Results do not include Web Search Results.
Links: Search Box and Hyperlinks, to the extent included in the SO.
Marks: any Yahoo! trademark shown in the mockups.
Matched Ads: the content of Advertisers served from Yahoo! Search Marketing’s paid marketplace databases in response to a Query generated from the Ad Code.
Named Companies: Google, FindWhat/Miva, About.com, InfoSpace, America Online, Microsoft Corporation, InterActiveCorp, Ask Jeeves, Industry Brains, Lycos, LookSmart, Ltd., Quigo, and Kanoodle, Claria (Territory outside of the United States), Mirago (Europe), Godado (Europe), J-Listings (Japan), Searchteria (Japan), Naver (Korea), Daum (Korea), Sensis/Telstra (Australia), Scupio (Taiwan), iG (Brazil), eCentry (Brazil), Universe Online (Brazil), iBest (Brazil), Terra (Brazil), Mercado Live (Brazil), Buscape (Brazil), Bondfaro (Brazil and all of their subsidiaries and affiliates. Overture may designate in writing one additional entity per quarter as a Named Company during the Term; provided, however, that if Publisher has a pre-existing relationship with a proposed entity to be added to the Named Company list, the proposed entity shall not be included on such list.
Overture Related Party: at any time during the Term, Yahoo! Inc., and any joint venture of Overture Services, Inc. or Yahoo! Inc., and any entity that directly or indirectly controls, is controlled by, or is under common control with Overture Services, Inc. or Yahoo! Inc., where “control” means the ownership of, or the power to
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vote, at least twenty percent (20%) of the voting stock, shares or interests of such entity. In the event of an assignment of all or part of this Agreement to an Overture Related Party, the term “Overture” used in this Agreement shall be deemed to refer exclusively to the Overture Related Party as a party to this Agreement, to the extent of the assignment (as to both the Overture Related Party’s responsibilities and rights).
Paid Results: Paid Search Results, Domain Match Results, Hyperlink Results and/or Matched Ads.
Paid Search Results: the content of Advertisers served from Yahoo! Search Marketing’s paid marketplace databases in response to a Query generated through a Search Box, provided for display as text-based sponsored listings. Paid Search Results do not include Web Search Results.
Pop Under Window: a browser window displayed to a user by a third party website beneath such third party website’s browser window.
Publisher Content: all content residing on Publisher’s Offerings, including third party content, but excluding the Links, Results and Marks.
Publisher’s Offerings: any Syndicated Sites, Mapped Domains, Applications, and Emails identified in the SO and any Attachments.
Publisher Related Party: Publisher’s subsidiaries and other entities controlling, controlled by or under common control with Publisher. In the event of an assignment of this Agreement by Publisher, Publisher shall be deemed to refer exclusively to the assignee (as to both the assignee’s responsibilities and rights).
Query: a search query initiated from the Search Box or a Hyperlink, or a request for Matched Ads initiated by the Ad Code on an Ad Page.
Results: Paid Search Results, Hyperlink Results, Web Search Results, Domain Match Results and/or Matched Ads, to the extent included in this Agreement and as appropriate to the context.
Search Box: a graphical area in which a user can enter a Query for Results.
SO: the Service Order.
Term: the period between the Start Date and the End Date, plus any renewal periods, unless terminated earlier as provided in this Agreement.
Territory: the United States, the United Kingdom, Switzerland, Austria Germany, Japan, France, Canada, Italy, Spain, Norway, Sweden, Netherlands, Denmark, Finland, Australia, Brazil, Hong Kong and Taiwan; provided that the parties may mutually agree to add additional countries to the Territory when Overture has local results available in those countries.
Web Search Results: the responses served from Yahoo Inc.’s Web search databases (including all databases related to Yahoo! Search Marketing’s and Yahoo Inc.’s content acquisition programs), ranked by an algorithm designed to determine relevance.
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ATTACHMENT C – DOMAIN MATCH ATTACHMENT FOR SYNDICATED SITES
1. Definitions.
(a) Affiliate: a third party for whom Publisher syndicates or desires to syndicate Links and Results.
(b) Domain Match Link: the Search Box, Hyperlinks and/or URL of a Syndicated Site, to the extent that Overture agrees to receive Queries from such Links on the Syndicated Sites and Landing Pages.
(c) Domain Match Results: the content of Advertisers served from Overture’s paid marketplace databases in response to Queries from Landing Pages or in response to the URL of certain Syndicated Sites, which responses are provided for display as text-based sponsored listings. Domain Match Results do not include Web Search Results.
(d) Domain Results Page: a webpage that displays Domain Match Results.
(e) Landing Pages: the webpages hosted by Publisher that display Search Boxes and/or Hyperlinks (as determined by Overture’s mapping technology), as shown in the mockups.
(f) Syndicated Site: means the Affiliate domain names that do not violate the policies listed in Section 5 of this Attachment C.
2. Links and Results. Publisher may syndicate the following Links and Results to Syndicated Sites (“Syndication Right”):
☑ Domain Match Link: Domain Match Results
3. Domain Match Implementation. Upon a user having an IP address in the Territory (as determined by Overture’s technology) typing in a Syndicated Site within the Publisher’s Offerings, Publisher will directly transfer the user to a Landing Page or Domain Results Page (as determined by Overture’s mapping technology). Publisher may provide keyword suggestions to Overture that may be used by Overture to determine the Hyperlinks displayed on the Landing Pages for Syndicated Sites. If Overture eliminates the ability for Publisher to provide keyword suggestions for substantially all Syndicated Sites for which Domain Match Results are provided, then Publisher shall have the right to terminate this Agreement without liability or penalty upon 60 days’ written notice to Overture.
4. Overture Rights. Notwithstanding anything in this Agreement to the contrary and without limitation of Overture’s other rights and remedies, Overture may, upon notice to Publisher via the proper production feed, for any reason or no reason, in its sole discretion: (a) decline to respond to Queries originated from one or more Syndicated Sites; or (b) require Publisher to block the display of one or more Landing Pages or Domain Results Pages if Overture reasonably believes that (i) Publisher does not have the right to use or to associate data or content with a corresponding Syndicated Site, or (ii) the association of data or content on the Landing Page or Domain Results Page in response to a Syndicated Site (1) violates the intellectual property rights of a third party; (2) is libelous, defamatory or obscene; or (3) might create liability for Overture.
5. Policies. Overture may change or add to these policies in its sole discretion by informing Publisher in writing. Publisher will not redirect to Overture any domain names that include the following:
(a) trademarks, company names, and names of specific natural persons (including misspellings), such as McDonalds.com, macdnlds.com, xcerox.com, micaljordan.com;
(b) words which would evoke a question of legality, such as automatic or military-style assault weapons, cracked or pirated software (eg, words like appz, warez, cracks, crackz, hacks, hackz), falsely obtained passwords (eg, words like passwordz), prostitution services, and illegal substances or words alluding to the ingestion of illegal substances;
(c) defamatory, libelous or threatening language, such as racial or religious epithets or language related to doing physical harm to people or their property;
(d) vulgar or obscene language, such as fckyu.com;
(e) any language that might advocate or glorify torture, rape or any other illegal or harmful act; and/or
(f) any language that is sexually explicit, including but not limited to language related to prostitution, child pornography or underage sex, bestiality, necrophilia, incest or pedophilia.
6. Approval. Publisher may provide Links or Results to an Affiliate and its Syndicated Sites prior to receiving Overture’s approval or rejection in writing; provided however that Publisher will not
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provide Links or Results to any Affiliate or any Syndicated Site for which Overture has provided Publisher with the termination of its approval in writing (email sufficing). Prior to, or concurrent with, the display of Links or Results on any Syndicated Site for a new Affiliate, Publisher will notify Overture of new Affiliates by submitting in writing at least the following:
(a)	Affiliates: the Affiliate’s full legal name and a list of all websites on which Affiliate requests that Domain Match Links and Domain Match Results be displayed.

(b)	Syndicated Sites: the estimated percentage of searches originating from outside the United States, mockups of the proposed implementation, and any such other information reasonably requested by Overture.
Overture shall have the right to provide Publisher with a written acceptance or rejection of each Affiliate or any Syndicated Site within five (5) business days after receipt of the information described above. Overture may reject any proposed Affiliate and/or any proposed Syndicated Site if Overture reasonably believes that the Affiliate and/or Syndicated Site might (i) cause Overture, an Overture Related Party and/or an Advertiser to incur liability; (ii) violate any law, ordinance, regulation, statute, third party right or Overture policy; or (iii) cause harm to Overture’s network or marketplace.
7. Required Terms. Publisher’s written agreement with each Affiliate will include the following:
(a)	Overture will be identified as a third party beneficiary of Publisher’s agreement with the Affiliate, entitled to enforce the provisions of that agreement as they pertain to Overture;

(b)	An expiration date for the syndication of Links and Results that is no later than the end of the Term;

(c)	Implementation requirements and mockups that are substantially identical to those in Attachment A;

(d)	The Affiliate’s explicit agreement that (i) the Affiliate will not assign any right to, or further syndicate, the Links or Results provided by Publisher, (ii) the Syndicated Sites are subject to exclusivity terms that are substantially identical to those in Section 8 of Attachment B (Exclusivity); and (iii) the Affiliate will not commit any act listed in Section 18 of Attachment B (Abuse of Services);

(e)	The Affiliate’s acknowledgement that Overture may terminate Publisher’s ability to syndicate to Affiliate on 24 hours notice, for any reason or no reason; and

(f)	Publisher and the Affiliate will not modify their agreement as it pertains to Overture without Overture’s prior written consent, which consent shall not be unreasonably conditioned or delayed.
Publisher will require the Affiliate to (i) sign a written letter or (ii) consent to an electronic agreement, which acknowledges each term above. Upon Overture’s request, Publisher will provide Overture with a copy of such written letter or with verification of the Affiliate’s consent to the electronic agreement.
8. Publisher’s Additional Obligations.
(a)	Publisher’s exclusivity obligations in Section 8 of Attachment B shall apply to Publisher’s syndication of Links and Results for actual and potential Affiliates; provided that the exclusivity applies only to Syndicated Sites that Publisher controls and hosts while they are parked with Publisher. Unless Overture consents in writing, Publisher will not permit Affiliates to host pages containing Links or Results. If Overture agrees to allow an Affiliate to host pages containing Links and/or Results, Publisher will require the Affiliate to meet all of Publisher’s obligations under this Agreement.

(b)	Publisher will ensure that Results are not provided to any entity other than an Affiliate that owns a Syndicated Site, and are not syndicated or distributed beyond the Syndicated Site.

(c)	Publisher will ensure that the Affiliate complies with the required terms set forth in Section 7 above in its agreement with Publisher and with this Agreement. For clarity, the parties agree that all of Overture’s rights and Publisher’s obligations under this Agreement apply to Syndicated Sites.

(d)	Publisher will maintain the technical ability to immediately suspend its provision of Links and Results for individual Affiliates and individual Syndicated Sites. In addition, Publisher will implement any reasonable technical requirements required by Overture to comply with this Attachment C.

(e)	Publisher agrees to use Overture’s Domain Match technology for all Syndicated Sites. Publisher further agrees to cause its Affiliates to
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migrate to Overture’s DM 4.0 within thirty (30) days of the Start Date.
(f)	Publisher will provide Overture with a list of Internet Protocol addresses of its own servers and Affiliates’ servers used to send Queries to Overture (“Recognized Servers”) and promptly notify Overture in writing of any changes or additions to such list. Overture will have no obligation to make payment to Publisher with respect to Queries from servers that are not Recognized Servers.

(g)	Publisher will provide Overture with a written report of all current Affiliates and Syndicated Sites (i) on a quarterly basis and (ii) upon Overture’s reasonable request.

(h)	Publisher will implement separate source feed indicators for each Affiliate and each implementation prior to launch of services, in addition to any other source feed indicators required by Overture during the Term.

(i)	Publisher will immediately notify Overture of any Affiliate’s failure to comply with any of the requirements in this Attachment C and to immediately terminate any Affiliate that syndicates or distributes any Links or Results beyond a Syndicated Site.

9.	Compensation.

(a)	Gross Revenue generated by Syndicated Sites will be treated in the same manner as the other Gross Revenue earned under this Agreement. Overture will make no compensation payment directly to any Affiliate and will have no responsibility for Publisher’s pricing or payment to any Affiliate. In no event will the compensation paid by Publisher to an Affiliate exceed [***] percent ([***]%) of Gross Revenue.

(b)	If Publisher generates any revenue from Syndicated Sites while Publisher or an Affiliate is in violation of any requirement of this Syndication Attachment and Publisher has been notified in writing by Overture, then Overture reserves the right to exclude such Syndicated Site revenue from its calculation of any amounts owed to Publisher.
10. Audit. Overture or Publisher may audit the other party for compliance with the Agreement once in each twelve (12) month period during the Term and once during the ninety (90) day period following expiration or termination of this Agreement. Each audit will apply to the prior twelve (12) months. The audit may be conducted by an independent third party auditor reasonably acceptable to the party being audited, at the expense of the party requesting the audit. The audit will be conducted at a mutually agreed time during normal business hours. The third party auditor will be bound to confidentiality obligations substantially similar to the confidentiality obligations in this Agreement, and the results of the audit and all information reviewed during such audit will be deemed the audited party’s confidential information. The auditor may review only those records that are reasonably necessary to determine the audited party’s compliance with the Agreement.
11. No Restrictions. Nothing in this Agreement will prevent Overture from marketing or providing any product or service directly to any prospective or approved Affiliate.
12. Suspension and Termination.
(a)	Publisher will immediately notify Overture of any Affiliate’s failure to comply with any requirement under this Syndication Attachment.

(b)	If an Affiliate or Publisher, with respect to that specific Affiliate, fails to comply with any requirement hereunder, Overture may do one or more of the following:
(i)	Suspend provision of Results in response to Queries from the Affiliate until the Affiliate becomes compliant;

(ii)	Require Publisher to stop sending Queries to Overture from Publisher or Affiliate until the Affiliate becomes compliant; and/or

(iii)	Suspend provision of some or all Results to Publisher until the Affiliate becomes compliant or is terminated by Publisher.
(c)	In addition to the foregoing, Overture may terminate the approved status of any Affiliate and/or Syndicated Site(s) for any reason or no reason, on twenty four (24) hours notice to Publisher. Within twenty four (24) hours of receiving such notice, Publisher will stop sending Overture any Query from the Affiliate and/or Syndicated Site(s). Starting three (3) months after Publisher provides Domain Match Results to an Affiliate, solely in the event Overture terminates the approved status of Affiliates for no reason and the Syndicated Sites for these terminated Affiliates constitute more than [***]% [***] from [***] during the last sixty (60) day period, then
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YAHOO! SEARCH MARKETING - YAHOO! PUBLISHER NETWORK SERVICE ORDER # # 1-6252597
Publisher may terminate this Attachment C by giving thirty (30) days written notice to Overture.
(d)	If Publisher or an Affiliate commits a Named Act listed herein, Overture may terminate Publisher’s Syndication Rights (1) as to a particular Affiliate and/or Syndicated Site subject to a 24 hour cure period or (2) under this Agreement as a whole if such Named Act relates to a material portion of Publisher’s Offerings subject to a five (5) business day cure period. “Named Acts” shall include the following: (i) Publisher refuses to send a list of Affiliates to Overture upon Overture’s request; (ii) activation of a previously rejected or terminated Affiliate; (iii) Publisher or Affiliate commit a breach of exclusivity; (iv) an Affiliate provides, syndicates or distributes Links and/or Results to any rejected or terminated Affiliates or Syndicated Sites; (v) Publisher provides, syndicates or distributes Links and/or Results to any rejected or terminated Affiliates or Syndicated Sites; (vi) Publisher fails to comply with Section 8(e) of this Attachment C; (vii) Publisher fails to comply with Section 8(f) of this Attachment C; (viii) Publisher incorrectly uses the source feed indicators provided by Overture; or (ix) Publisher fails to include the required terms set forth in Section 7 above in its agreement with each Affiliate. Notwithstanding the foregoing, if there has been a previous instance of the same Named Act by an Affiliate and/or Syndicated Site, then Overture may terminate Publisher’s Syndication Rights as to the Affiliate and/or Syndicated Site without any cure period (w) upon sixty (60) days written notice if Publisher cures such Named Act within twenty four (24) hours of notice from Overture or (x) immediately in the event Publisher fails to cure the Named Act within twenty four (24) hours of notice from Overture, Further, if there has been a previous instance of the same Named Act on a material portion of Publisher’s Offerings, then Overture may terminate Publisher’s Syndication Rights under the Agreement as a whole without any cure period (y) upon sixty (60) days written notice if Publisher cures such Named Act within five (5) business days hours of notice from Overture or (z) immediately in the event Publisher fails to cure the Named Act within five (5) business days of notice from Overture. In addition, Overture may suspend Publisher’s Syndication Rights in the event of any noncompliance with any material requirement hereunder, which Syndication Rights shall be restored upon Publisher’s cure of such noncompliance.

(e)	In the event of a Change of Control of Publisher involving an entity that (i) provides adult-related content, (ii) is an adult-related advertiser or (iii) derives 80% or more of its revenue from adware or spyware-related business models, Overture shall have the right to immediately terminate this Attachment C upon notice to Publisher.
13. Indemnity.
(a)	Claims by Affiliates against Publisher will not constitute third party claims covered by Overture’s indemnity obligations in Section 14 of the Terms and Conditions (Overture Indemnification).

(b)	Without limiting Publisher’s other indemnification obligations under this Agreement, Publisher will indemnify, defend and/or settle, and pay damages awarded pursuant to, any third party claim brought against Overture, any Overture Related Party and any Advertiser, arising out of or related to a Syndicated Site or an Affiliate. The limitation of liability described in Section 17 of the Terms and Conditions shall not apply to any amounts owed by Publisher under this Section.
14. Misc. In the event of a conflict between the terms of this Attachment C and any other provision of the Agreement, the terms of this Attachment C will govern as to the syndication of Links and Results.
Confidential